UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4888

Dreyfus Short-Intermediate Government Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	11/30
Date of reporting period:	5/31/2009

FORM N-CSR

Item 1.     Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Short-Intermediate Government Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this semiannual report for Dreyfus Short-Intermediate Government Fund, covering the six-month period from December 1, 2008, through May 31, 2009.

Fixed-income markets went on a wild ride over the past six months, with higher-yielding market sectors plummeting over the first half of the reporting period and rebounding strongly in the second half. In supporting the recent rally among corporate and mortgage-backed securities, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% revised estimate of economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high-yield bonds, which previously had been hard-hit in the downturn. Conversely, long-term U.S. Treasury securities, which served as a relatively safe haven in 2008, have given back some of their gains in 2009. These enormous swings leave investors to wonder if the financial markets are forecasting sustainable economic improvement, or could this be a bear market rally where securities reach such depressed levels that even the slightest hint of good news lifts prices.We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they snap back, the rebounds are often quick and sharp, potentially leaving investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation June 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2008, through May 31, 2009, as provided by Laurie Carroll, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended May 31, 2009, Dreyfus Short-Intermediate Government Fund achieved a total return of 2.46%.1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 0.70%.2

U.S. government securities represented one of very few asset classes that fared well early in the reporting period amid a severe U.S. economic downturn and global financial crisis, but they subsequently lagged riskier assets when credit markets rebounded. The fund produced higher returns than its benchmark Index, primarily due to our emphasis on U.S. government agency securities over U.S.Treasury securities.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities.The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”).These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. The fund generally maintains an average effective duration of approximately three years or less.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Financial Crisis Sparked Broad Market Declines

A credit crunch developed into a full-blown global financial crisis in the months before the start of the reporting period, sending repercussions throughout the world’s credit markets. As the crisis came close to spinning out of control in September, difficult liquidity conditions in various markets nearly led to the collapse of the global banking system. Government and monetary authorities pumped billions of dollars of liquidity into the system and rescued a number of struggling corporations to help thaw frozen credit markets.These efforts included the Troubled Asset Relief Program (“TARP”) and aggressive reductions of short-term interest rates by the Federal Reserve Board, which cut its target for the overnight federal funds rate to the unprecedented low level of 0% to 0.25%.

Meanwhile,slumping housing markets,rising unemployment and sharply lower consumer confidence exacerbated a downturn in the U.S. economy, which developed into the longest U.S. recession since the 1930s.

Over the first half of the reporting period, deteriorating market conditions and deleveraging pressures on institutional investors led to broadly lower prices for the riskier segments of the U.S. fixed-income market, including corporate bonds, asset-backed securities and mortgage-backed securities. In contrast, U.S. government securities gained value as investors flocked to traditional safe havens. U.S.Treasuries generally fared better than U.S. government agency debentures in the risk-averse investment climate.

Riskier fixed-income market sectors began a sustained rally in early March, which persisted through the end of the reporting period. As investors looked forward to better economic times and became more tolerant of risks, U.S. government securities gave back some of their previous gains. Consistent with the change in direction, U.S. government agency securities generally held up better than U.S. Treasury securities over the reporting period’s second half.

Agency Securities Bolstered Performance

The fund’s emphasis on higher-yielding U.S. government agency debentures—and an underweighted position in U.S. Treasury securities—

helped it outperform its benchmark for the reporting period overall.The fund also benefited from overweighted exposure to mortgage-backed pass-through securities issued by U.S. government agencies, whose prices were supported by massive government buying programs, such as the Term Asset-Backed Securities Loan Facility (TALF),designed to promote market liquidity and keep longer-term interest rates low.

The fund generally maintained an average duration—a measure of sensitivity to changing interest rates—that was roughly in line with its benchmark throughout the reporting period. However, we shifted the fund’s emphasis from securities with maturities in the three- to five-year range to shorter-term notes, which benefited the fund’s performance as yield differences steepened along the market’s short-intermediate maturity range.

Anticipating a Return to Fundamentals

As of the reporting period’s end, the U.S. government’s support of the financial system has improved the tone of fixed-income markets, a trend we expect to continue. However, we also are aware that expectations of improved market liquidity and general economic improvement already are largely reflected in securities prices, and the market may make relatively little additional headway while it digests recent gains. Over the longer term, a recovering economy and potential inflationary pressures could cause yields of longer-term U.S. Treasury securities to rise. Therefore, we have continued to monitor the economy and financial markets,and we are prepared to adjust our strategies as conditions change.

June 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3Years) Index
is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from December 1, 2008 to May 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended May 31, 2009

Expenses paid per $1,000†	$3.68
Ending value (after expenses)	$1,024.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended May 31, 2009

Expenses paid per $1,000†	$3.68
Ending value (after expenses)	$1,021.29

† Expenses are equal to the fund’s annualized expense ratio of .73%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS May 31, 2009 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—95.5%	Rate (%)	Date	Amount ($)		Value ($)
Bank & Finance—7.1%
Bank of America,
Gtd. Notes	2.38	6/22/12	2,200,000		2,229,394
Citigroup,
Gtd. Notes	2.88	12/9/11	2,100,000		2,166,654
General Electric Capital,
Gtd. Notes	3.00	12/9/11	2,200,000	[a]	2,278,795
Golman Sachs Group,
Gtd. Notes	2.15	3/15/12	2,000,000	[a]	2,028,272
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	4,000,000	[a]	4,148,592
US Bancorp,
Gtd. Notes	2.25	3/13/12	2,000,000	[a]	2,026,718
Wells Fargo & Co.,
Gtd. Notes	3.00	12/9/11	1,130,000		1,171,041
					16,049,466
U.S. Government Agencies—47.8%
Federal Home Loan Bank,
Bonds, Ser. 1	0.28	9/18/09	5,000,000	[b]	5,002,425
Federal Home Loan Bank,
Bonds	0.29	9/14/09	2,700,000	[b]	2,701,083
Federal Home Loan Bank,
Bonds	1.88	6/20/12	4,100,000		4,084,775
Federal Home Loan Banks,
Bonds	4.55	6/22/10	4,360,000		4,538,804
Federal Home Loan Mortgage Corp.,
Notes	2.13	3/23/12	20,000,000	[c]	20,264,080
Federal Home Loan Mortgage Corp.,
Notes	5.63	3/15/11	15,400,000	[c]	16,643,427
Federal National Mortgage
Association, Notes	2.00	1/9/12	20,500,000	[c]	20,794,052
Federal National Mortgage
Association, Notes	4.20	6/8/09	5,800,000	[c]	5,781,336
Federal National Mortgage
Association, Notes	6.63	9/15/09	26,250,000	[c]	26,719,140
Small Business Administration
Participation, Gov’t Gtd.
Ctfs., Ser. 20G	6.85	7/1/17	1,928,158		2,045,585
					108,574,707

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed—19.8%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10	220,381 [c]	221,514
4.00%, 1/1/10—4/1/10	9,773,366 [c]	9,967,540
4.50%, 2/1/10—9/1/14	2,270,067 [c]	2,339,049
5.00%, 5/1/10—1/1/11	4,034,083 [c]	4,183,608
Structured Pass-Through Secs.,
Ser. T-7, Cl. A6, 7.03%, 8/25/28	52,534 [b,c]	51,263
Federal National Mortgage Association:
4.00%, 2/1/10—10/1/10	2,397,277 [c]	2,466,581
4.50%, 11/1/14	1,049,962 [c]	1,080,748
5.00%, 12/1/09	929,136 [c]	932,189
5.50%, 9/1/14—4/1/16	966,594 [c]	1,004,796
Ser. 2002-83, REMICS,
Cl. DH, 5.00%, 9/25/17	2,049,611 [c]	2,122,456
Whole Loan, Ser. 2001-W2,
Cl. AF6, 6.59%, 10/25/31	2,044,834 [b,c]	1,941,101
Government National Mortgage Association I:
Ser. 2004-43, Cl. A, 2.82%, 12/16/19	471,794	474,100
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22	574,226	578,950
Ser. 2006-42, Cl. A, 3.30%, 2/16/30	1,939,481	1,961,987
Ser. 2004-77, Cl. A, 3.40%, 3/16/20	382,904	384,650
Ser. 2005-90, Cl. A, 3.76%, 9/16/28	1,050,193	1,070,145
Ser. 2006-39, Cl. A 3.77%, 6/16/25	863,476	879,275
Ser. 2005-34, Cl. A, 3.96%, 9/16/21	372,630	374,617
Ser. 2005-79, Cl. A 4.00%, 10/16/33	482,600	491,300
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	999,016	1,018,976
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	842,139	862,148
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	1,124,270	1,139,451
Ser. 2006-6, Cl. A, 4.05%, 10/16/23	187,576	189,741
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	266,186	268,995
Ser. 2006-30, Cl. A, 4.18%, 4/16/28	1,231,882	1,262,271

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	962,652	984,218
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	477,150	479,795
Ser. 2006-5, Cl. A 4.24%, 7/16/29	1,484,783	1,523,303
Ser. 2005-52, Cl. A, 4.29%, 1/16/30	422,159	431,330
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	320,117	325,978
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	735,542	750,164
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	559,774	572,077
Ser. 2006-18, Cl. A, 4.97%, 12/16/21	1,601,195	1,630,710
Ser. 2006-32, Cl. A, 5.08%, 1/16/30	837,146	873,061
		44,838,087
U.S. Treasury Notes—20.8%
1.38%, 5/15/12	23,000,000	22,987,419
4.63%, 8/31/11	22,400,000 [a]	24,195,517
		47,182,936
Total Bonds and Notes
(cost $214,191,895)		216,645,196

Short-Term Investments—.1%
U.S. Treasury Bills;
0.30%, 10/22/09
(cost $174,788)	175,000 [d]	174,850

Other Investment—3.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,586,000)	8,586,000 [e]	8,586,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—17.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $38,705,100)	38,705,100 [e]	38,705,100
Total Investments (cost $261,657,783)	116.4%	264,111,146
Liabilities, Less Cash and Receivables	(16.4%)	(37,235,654)
Net Assets	100.0%	226,875,492

a All or a portion of these securities are on loan. At May 31, 2009, the total market value of the fund’s securities on loan is $30,315,859 and the total market value of the collateral held by the fund is $51,596,744, consisting of cash collateral of $38,705,100 and U.S. Government and Agency securities valued at $12,891,644.
b Variable rate security—interest rate subject to periodic change.
c On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
d All or partially held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	88.4	Corporate Bonds	7.1
Short-Term/
Money Market Investments	20.9		116.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES May 31, 2009 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 5/31/2009 ($)
Financial Futures Long
U.S. Treasury 2-Year Notes	96	20,814,000	September 2009	26,999

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES May 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including securites on loan,
valued at $30,315,859)—Note 1(b):
Unaffiliated issuers	214,366,683	216,820,046
Affiliated issuers	47,291,100	47,291,100
Cash		3,233,036
Receivable for investment securities sold		20,231,302
Dividends and interest receivable		1,707,563
Receivable for shares of Beneficial Interest subscribed		61,133
Receivable for futures variation margin—Note 4		24,000
Prepaid expenses		12,815
		289,380,995
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		122,522
Liability for securities on loan—Note 1(b)		38,705,100
Payable for investment securities purchased		22,991,250
Payable for shares of Beneficial Interest redeemed		626,441
Accrued expenses		60,190
		62,505,503
Net Assets ($)		226,875,492
Composition of Net Assets ($):
Paid-in capital		249,566,811
Accumulated undistributed investment income—net		1,115,376
Accumulated net realized gain (loss) on investments		(26,287,057)
Accumulated net unrealized appreciation (depreciation)
on investments (including $26,999 net unrealized
appreciation on financial futures)		2,480,362
Net Assets ($)		226,875,492
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		20,996,951
Net Asset Value, offering and redemption price per share ($)		10.81

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended May 31, 2009 (Unaudited)

Investment Income ($):
Income:
Interest	3,783,331
Cash dividends;
Affiliated issuers	14,505
Income from securities lending	57,348
Total Income	3,855,184
Expenses:
Management fee—Note 3(a)	549,196
Shareholder servicing costs—Note 3(b)	162,599
Professional fees	37,710
Registration fees	18,024
Custodian fees—Note 3(b)	12,850
Prospectus and shareholders’ reports	8,372
Loan commitment fees—Note 2	2,782
Trustees’ fees and expenses—Note 3(c)	359
Miscellaneous	18,045
Total Expenses	809,937
Less—reduction in fees due to earnings credits—Note 1(b)	(6,210)
Net Expenses	803,727
Investment Income—Net	3,051,457
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and options transactions	1,655,442
Net realized gain (loss) on financial futures	289,397
Net Realized Gain (Loss)	1,944,839
Net unrealized appreciation (depreciation) on investments [including
($63,236) net unrealized (depreciation) on financial futures]	277,309
Net Realized and Unrealized Gain (Loss) on Investments	2,222,148
Net Increase in Net Assets Resulting from Operations	5,273,605

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2009	Year Ended
	(Unaudited)	November 30, 2008
Operations ($):
Investment income—net	3,051,457	5,897,433
Net realized gain (loss) on investments	1,944,839	2,481,315
Net unrealized appreciation
(depreciation) on investments	277,309	1,581,746
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,273,605	9,960,494
Dividends to Shareholders from ($):
Investment income—net	(3,502,162)	(6,120,155)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	49,514,086	75,868,821
Dividends reinvested	3,193,829	5,459,623
Cost of shares redeemed	(39,559,017)	(55,596,073)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	13,148,898	25,732,371
Total Increase (Decrease) in Net Assets	14,920,341	29,572,710
Net Assets ($):
Beginning of Period	211,955,151	182,382,441
End of Period	226,875,492	211,955,151
Undistributed investment income—net	1,115,376	1,292,719
Capital Share Transactions (Shares):
Shares sold	4,591,110	7,128,074
Shares issued for dividends reinvested	295,862	513,923
Shares redeemed	(3,666,589)	(5,240,465)
Net Increase (Decrease) in Shares Outstanding	1,220,383	2,401,532

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	May 31, 2009		Year Ended November 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	10.72	10.50	10.40	10.40	10.55	10.84
Investment Operations:
Investment income—net[a]	.15	.34	.44	.38	.26	.20
Net realized and unrealized
gain (loss) on investments	.11	.24	.09	.01	(.07)	(.21)
Total from
Investment Operations	.26	.58	.53	.39	.19	(.01)
Distributions:
Dividends from
investment income—net	(.17)	(.36)	(.43)	(.39)	(.34)	(.28)
Net asset value,
end of period	10.81	10.72	10.50	10.40	10.40	10.55
Total Return (%)	2.46[b]	5.49	5.22	3.79	1.85	(.06)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74[c]	.78	.77	.76	.75	.71
Ratio of net expenses
to average net assets	.73[c]	.77	.76	.76[d]	.73	.71
Ratio of net investment
income to average
net assets	2.78[c]	3.25	4.19	3.65	2.52	1.89
Portfolio Turnover Rate	56.73[b]	108.58	182.51	247.78[e] 238.54[e] 1,089.68[e]
Net Assets, end of period
($ x 1,000)	226,875	211,955	182,382	219,788	270,585	337,013

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d Expense waivers and/or reimbursements amounted to less than .01%.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended November 30, 2006,
2005 and 2004 were 242.91%, 231.83% and 1,076.53%, respectively.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	47,291,100	216,820,046	—	264,111,146
Other Financial
Instruments†	26,999	—	—	26,999
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended May 31, 2009, The Bank of New York Mellon earned $30,880 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended November 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $27,796,703 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2008. If not applied, $11,118,684 of the carryover expires in fiscal 2010, $10,918,861 expires in fiscal 2012, $2,852,882 expires in fiscal 2013 and $2,906,276 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2008 was as follows: ordinary income $6,120,155. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2009, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2009, the fund was charged $55,676 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund. During the period ended May 31, 2009, the fund was charged $46,281 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2009, the fund was charged $4,695 pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2009, the fund was charged $12,850 pursuant to the custody agreement.

During the period ended May 31, 2009, the fund was charged $3,291 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $95,145, custodian fees $6,227, chief compliance officer fees $1,150 and transfer agency per account fees $20,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions during the period ended May 31, 2009, amounted to $131,571,008 and $117,882,865, respectively.

The fund adopted FASB Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period as part of the disclosures within this Note.

During the period ended May 31, 2009, the average notional value of interest rate contracts was $22,541,624, which represented 10% of average net assets.

Futures Contracts: In the normal course of pursuing its investment Objectives, the fund is exposed to market risk (including equity price risk, interest rate risk and foreign currency exchange risk) as a result of changes in value of underlying financial instruments. The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the settlement price established by the Board of Trade or exchange upon which they are traded.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at May 31, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

At May 31, 2009, accumulated net unrealized appreciation on investments was $2,453,363, consisting of $2,848,387 gross unrealized appreciation and $395,024 gross unrealized depreciation.

At May 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Short-Intermediate Government Fund

By:	/s/ J. David Officer
J. David Officer,
President

Date:	July 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	July 23, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	July 23, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)